                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                 ------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       March 14, 2002
                                                   ---------------------------


                           The Fortress Group, Inc.
------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


Delaware                              0-28024                       54-1774977
------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission                  (IRS Employer
of Incorporation)                  File Number)            Identification No.)


1650 Tysons Boulevard, Suite 600, McLean, Virginia                       22102
------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's Telephone No., Including Area Code:  (703) 442-4545
                                                  ----------------------------

Item 2 - Disposition of Assets

        On February 28, 2002 the Company sold substantially all of the assets of Fortress Pennsylvania, LLC ("Iacobucci") to Baker Residential of Pennsylvania, LLC, a newly formed subsidiary of The Baker Companies Inc. The total sale price was approximately $27.0 million, which included approximately $11.6 million in cash and the assumption of secured debt and other liabilities. In connection with the transaction, the Company will record a non-cash impairment charge of approximately $3.0 million before taxes in the fourth quarter, of which $1.8 million will be attributed to the write-off of goodwill. The transaction will generate a tax benefit expected to result in approximately $0.8 million in cash savings. Iacobucci conducted the Company's business in Philadelphia, Pennsylvania and Atlantic City, New Jersey. The purchase price was determined by arms-length negotiation.

        During the year 2001, the Company sold its interest in Christopher Homes, LLC, Quail Construction, LLC and Galloway Enterprises, LLC as well as substantially all of the assets of Brookstone Homes, Inc., Fortress-Florida, Inc., Whittaker Homes, LLC and Landmark Homes, Inc. The purchasers paid approximately $191.3 million, which included $63.9 million in cash and the assumption of the existing secured debt and other liabilities. The transactions were previously reported in the Company's Annual Report on Form 10-K filed on March 30, 2001, Current Reports on Form 8-K filed on May 15, 2001, July 13, 2001, September 11, 2001 and January 7, 2002, and Form 10-Qs filed on May 15, 2001, August 14, 2001 and November 14, 2001.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

        (b) Unaudited pro forma financial information pursuant to Article 11 of Regulation S-X

            Pro Forma Condensed Consolidated Balance Sheets as of December 31, 2000 and September 30, 2001

            Pro Forma Condensed Consolidated Statements of Operations for the Year ended December 31, 2000 and Nine Months ended September 30, 2001

        The unaudited pro forma condensed consolidated balance sheet as of December 31, 2000, is based on the historical financial statements of Brookstone Homes, Fortress-Florida, Whittaker Homes, Christopher Homes, Quail Construction, Don Galloway Homes, Sunstar Homes and Iacobucci Homes and the historical financial statements of the Company after giving effect to the dispositions described in Item 2 as if the sales had been consummated on December 31, 2000.

        The unaudited pro forma condensed consolidated balance sheet as of September 30, 2001, is based on the historical financial statements of Quail Construction, Don Galloway Homes, Sunstar Homes and Iacobucci Homes and the historical financial statements of the Company after giving effect to the dispositions of those entities described in Item 2 as if the sales had been consummated on September 30, 2001.

        The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2000 and nine months ended September 30, 2001 is based on the historical consolidated statements of operations of Brookstone Homes, Fortress-Florida, Whittaker Homes, Christopher Homes, Quail Construction, Don Galloway Homes, Sunstar Homes and Iacobucci Homes and the historical consolidated financial statements of the Company after giving affect to the dispositions described in Item 2 as if the sales had been consummated on January 1, 2000 and January 1, 2001, respectively. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2001 does not reflect the $11.3 million, net of tax, gain on retirement of the $57.4 million face value of its Senior Notes.

        The unaudited pro forma condensed consolidated balance sheet also reflects the Company's purchase of $57.4 million face value of its Senior Notes for approximately $34.0 million in cash during the second and fourth quarters of 2001 and the pay down of additional secured debt. The reduction of unsecured debt will result in an interest savings to the Company of approximately $7.9 million on an annualized basis.

        These unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the transactions had been in effect on the dates indicated or which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the financial statements of the Company including its Annual Report on Form 10-K for the year ended December 31, 2000 and Quarterly Report on Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001.

                           THE FORTRESS GROUP, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (UNAUDITED)
                              DECEMBER 31, 2000
                          (IN THOUSANDS EXCEPT RATIOS)

                                                FORTRESS         DISPOSITIONS            PRO FORMA
                                                --------         ------------            ---------
                                         GROUP, INC. (1)             AND DEBT         CONSOLIDATED
                                         ---------------             --------         ------------
                                                               REPURCHASE (2)
                                                               --------------
ASSETS:
Cash and Cash Equivalents                       $  1,037           $        -             $  1,037
Accounts Receivable, net                           4,367               11,885               16,252
Real Estate Inventories                          107,246                    -              107,246
Assets Held for Sale                             260,409            (256,059)                4,350
Net Assets in Mortgage Company                     2,118                    -                2,118
Property and Equipment, net                        4,470                    -                4,470
Prepaid and Other Assets, net                     30,268                    -               30,268
                                                 -------            ---------              -------

           TOTAL ASSETS                         $409,915           $(244,174)             $165,741
                                                 =======            =========              =======

LIABILITIES AND
     SHAREHOLDERS' EQUITY:
Short Term Liabilities                          $ 24,491           $    8,052              $32,543
Liabilities Related to Assets Held for
Sale                                             146,318             (141,968)               4,350
Notes, Long Term Liabilities                     161,760              (93,418)              68,342
Shareholders' Equity                              77,346              (16,840)              60,506
                                                 -------            ---------              -------
TOTAL LIABILITIES AND
     SHAREHOLDERS' EQUITY                       $409,915           $ (244,174)            $165,741
                                                 =======            =========              =======

TANGIBLE NET WORTH (TNW)                        $ 48,331                                  $ 60,096
DEBT TO TNW                                         5.91                                      1.14
TOTAL LIABILITIES TO TNW                            7.12                                      1.75

(1) The Company's financial statements reflect the adoption of Financial Accounting Standard's Board Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (Statement), which was issued in October 2001. Under this Statement, the Company has reported the results of discontinued and continued operations separately.

(2)     The dispositions and debt repurchase column is summarized as follows:



                        Previous
                        --------
                    Dispositions  Iacobucci  Total Builders    Company        Total
                    ------------  ---------  --------------    -------        -----
      Assets         $(224,752)   $(31,307)  $(256,059)       $ 11,885     $(244,174)
      Liabilities     (125,796)    (15,992)   (141,968)       (27,941)      (169,909)
      Senior Notes            -           -           -       (57,425)       (57,425)
      Equity                  -           -           -       (16,840)       (16,840)

                           THE FORTRESS GROUP, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (UNAUDITED)
                              SEPTEMBER 30, 2001
                          (IN THOUSANDS EXCEPT RATIOS)

                                                FORTRESS          DISPOSITIONS           PRO FORMA
                                                --------          ------------           ---------
                                         GROUP, INC. (3)              AND DEBT        CONSOLIDATED
                                         ---------------              --------        ------------
                                                                 REPURCHASE(4)
                                                                 -------------
ASSETS:
Cash and Cash Equivalents                       $  8,042            $      -              $  8,042
Accounts Receivable, net                           5,549                9,015               14,564
Real Estate Inventories                          161,866                    -              161,866
Assets Held for Sale                             103,272             (98,746)                4,526
Net Assets in Mortgage Company                     3,018                    -                3,018
Property and Equipment, net                        4,820                    -                4,820
Other Assets, net                                 31,295                    -               31,295
                                                 -------             --------              -------

           TOTAL ASSETS                         $317,862            $(89,731)             $228,131
                                                 =======             ========              =======

LIABILITIES AND
     SHAREHOLDERS' EQUITY:
Short Term Liabilities                          $ 33,073            $   4,952             $ 38,025
Liabilities Related to Assets Held for
Sale                                              56,395              (51,869)               4,526
Notes, Long Term Liabilities                     154,469              (31,625)             122,844
Shareholders' Equity                              73,925              (11,189)              62,736
                                                 -------             --------              -------
TOTAL LIABILITIES AND
     SHAREHOLDERS' EQUITY                       $317,862            $ (89,731)            $228,131
                                                 =======             ========              =======

TANGIBLE NET WORTH (TNW)                        $ 59,264                                  $ 62,572
DEBT TO TNW                                         3.57                                      1.96
TOTAL LIABILITIES TO TNW                            4.37                                      2.64

(3) The Company's financial statements reflect the adoption of Financial Accounting Standard's Board Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (Statement), which was issued in October 2001. Under this Statement, the Company has reported the results of discontinued and continued operations separately.

(4)     The dispositions and debt repurchase column is summarized as follows:

                              Previous   Iacobucci     Total Builders     Company       Total
                              --------   ---------     --------------     -------       -----
                          Dispositions
                          ------------
          Assets            $(72,643)    $(26,103)          $(98,746)     $ 9,015   $(89,731)
          Liabilities        (38,133)     (13,736)           (51,869)    (15,048)    (66,917)
          Senior Notes              -            -                  -    (11,625)    (11,625)
          Equity                    -            -                  -    (11,189)    (11,189)

                           THE FORTRESS GROUP, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                 (UNAUDITED)
                         YEAR ENDED DECEMBER 31, 2000
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                         FORTRESS   DISPOSITIONS (6)          PRO FORMA
                                                         --------   ----------------          ---------
                                                  GROUP, INC. (5)                          CONSOLIDATED
                                                  ---------------                          ------------
Total Homebuilding Revenue                               $232,400             $    -           $232,400
Cost of Sales                                             190,553                  -            190,553
                                                          -------                               -------
Gross Profit                                               41,847                  -             41,847
Operating Expenses                                         35,814                  -             35,814
                                                           ------                                ------
Operating Income                                            6,033                  -              6,033
Other (Income)                                              (213)                  -              (213)
                                                            -----                                 -----
Income Before Taxes From
   Continuing Operations                                    6,246                  -              6,246
Provision for Income Taxes                                  2,736                  -              2,736
                                                            -----                                 -----
Net Income Before Discontinued
   Operations                                              3,510                  -               3,510
Net (Loss) from Discontinued Operations                   (1,296)              1,296                  -
                                                          -------              -----             ------
Net Income                                                 $2,214             $1,296             $3,510
                                                           ======             ======             ======


Net (Loss)/Income Applicable    to Common
Shareholders                                              $ (455)             $1,296              $ 841
                                                            =====             ======             ======
Net (Loss)/Income Per Share, Basic                        $(0.15)              $0.42              $0.27
                                                            =====             ======              =====
Net (Loss)/Income Per Share, Diluted                      $(0.07)              $0.21              $0.14
                                                            =====             ======              =====

(5) The Company's financial statements reflect the adoption of Financial Accounting Standard's Board Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (Statement), which was issued in October 2001. Under this Statement, the Company has reported the results of discontinued and continued operations separately.

(6)     The dispositions column is summarized for major categories as follows:


                          Previous Dispositions       Iacobucci      Total Builders     Company         Total
                          ---------------------       ---------      --------------     -------         -----
Revenues                             $(407,112)       $(43,221)          $(450,333)       $   -    $(450,333)
Cost of Sales                         (354,244)        (37,316)           (391,560)           -     (391,560)
Operating Expenses                     (56,838)         (4,651)            (61,489)           -      (61,489)
Other (Expenses)/Income                   (118)             528                 410           -           410
Benefit for Income Taxes                      -               -                   -       1,010         1,010
                                        -------         -------             -------       -----       -------
  Net (Loss)/Income                     (4,088)           1,782             (2,306)       1,010       (1,296)

                           THE FORTRESS GROUP, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                 (UNAUDITED)
                     NINE MONTHS ENDED SEPTEMBER 30, 2001
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                          FORTRESS    DISPOSITIONS (8)          PRO FORMA
                                                          --------    ----------------          ---------
                                                    GROUP, INC. (7)                          CONSOLIDATED
                                                    ---------------                          ------------
Total Homebuilding Revenue                                 $169,045             $    -           $169,045
Cost of Sales                                               136,419                  -            136,419
                                                            -------                               -------
Gross Profit                                                 32,626                  -             32,626
Operating Expenses                                           27,673                  -             27,210
                                                             ------                                ------
Operating Income                                              4,953                  -              4,953
Other (Income)                                              (1,510)                  -            (1,510)
                                                            -------                               -------
Income Before Taxes From Continuing
      Operations                                              6,463                  -              6,463
Provision for Income Taxes                                    2,656                  -              2,656
                                                              -----                                 -----
Net Income Before Discontinued Operations
      and Extraordinary Item                                  3,807                  -              3,807
Net (Loss) from Discontinued Operations                    (15,262)             15,262                  -
                                                           --------             ------            -------

Net (Loss)/Income Before Extraordinary Item               $(11,455)            $15,262            $ 3,807
                                                             ======             ======             ======
 Net (Loss)/Income Applicable to Common
   Shareholders Before Extraordinary Item                 $(13,414)            $15,262            $ 1,848
                                                             ======             ======             ======
 Net (Loss)/Income Per Share Before
    Extraordinary Item, Basic                               $(4.32)             $ 4.92             $ 0.60
                                                             ======             ======             ======
 Net (Loss)/Income Per Share Before
    Extraordinary Item, Diluted                             $(1.48)             $ 1.68             $ 0.20
                                                             ======             ======             ======

(7) The Company's financial statements reflect the adoption of Financial Accounting Standard's Board Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (Statement), which was issued in October 2001. Under this Statement, the Company has reported the results of discontinued and continued operations separately.

(8)     The dispositions column is summarized for major categories as follows:


                            Previous Dispositions     Iacobucci   Total Builders       Company         Total
                            ---------------------     ---------   --------------       -------         -----
 Revenues                              $(169,064)     $(41,492)      $ (210,556)         $   -   $ (210,556)
 Cost of Sales                          (144,621)      (36,298)        (180,919)             -     (180,919)
 Operating Expenses                      (38,237)       (7,814)         (46,051)             -      (46,051)
 Other (Expenses)/Income                      225         (385)            (160)             -         (160)
 Loss on Sale of
 Subsidiaries                             (9,304)             -          (9,304)             -       (9,304)
 Benefit for Income Taxes                       -             -                -        10,616        10,616
                                         --------       -------         --------        ------      --------
    Net (Loss)/Income                    (22,873)       (3,005)         (25,878)        10,616      (15,262)

         (c)   Exhibits

               2.14 Purchase Agreement dated February 20, 2002, among Baker Residential of Pennsylvania, LLC, Fortress Pennsylvania, LLC and Registrant.


                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   The Fortress Group, Inc.


Date:       March 14, 2002                   By:   /S/ George C. Yeonas
     ------------------------                   -------------------------------
                                                       George C. Yeonas
                                                       Chief Executive Officer

                              INDEX TO EXHIBITS

        Exhibit
        Number                      Description

               2.14 Purchase Agreement dated February 20, 2002, among Baker Residential of Pennsylvania, LLC, Fortress Pennsylvania, LLC and Registrant.